Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Necip Sayiner, certify that:

1. I have reviewed this amended annual report on Form 10-K/A of Intersil Corporation for the year ended December 30, 2016;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: February 23, 2017

/s/ Necip Sayiner
Necip Sayiner President and Chief Executive Officer